Exhibit 99.1

Press Release

Exar Corporation to Transfer Stock Listing to NYSE

Fremont, California, July 15, 2013 – Exar Corporation (Nasdaq: EXAR), a leading provider of high-performance analog mixed-signal products and data management solutions, announced the pending transfer of the listing of its common stock from the NASDAQ Global Select Market (“NASDAQ”) to the New York Stock Exchange (“NYSE”).

“This past year Exar has seen a return to growth, profitability and consistent performance,” commented Exar SVP and CFO Ryan Benton. “This milestone marks an important step in our ongoing efforts to maximize shareholder return. The NYSE is home to many of the world’s most well-established and successful companies. We believe it provides the ideal trading platform and unparalleled exposure to the global investment community.”

“We’re thrilled to partner in Exar’s growth strategy, and its decision to list on the NYSE underscores the strength of our global brand and innovative market model,” said Scott Cutler, EVP and Head of Global Listings, NYSE Euronext. “Exar’s addition to our issuer community speaks to our momentum in technology listings and global leadership. We look forward to welcoming Exar to the NYSE, and to serving the company and its shareholders.”

The Company expects to begin trading on the NYSE on Monday July 29, 2013, using its current ticker symbol. To celebrate the transfer, representatives of Exar Corporation will ring the NYSE Opening Bell at 9:30 a.m. ET, which will be broadcast live on the Company's website at www.exar.com.

About Exar

Exar Corporation designs, develops and markets high-performance, analog mixed-signal integrated circuits and advanced sub-system solutions for the Networking & Storage, Industrial & Embedded Systems, and Communications Infrastructure markets.  Exar's product portfolio includes power management and connectivity components, high-performance analog and mixed-signal products, communications products, and network security and storage optimization solutions.  Exar has locations worldwide providing real-time customer support. For more information about Exar, visit http://www.exar.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this press release and in related comments by our management, our use of the words "expect," "anticipate," "possible," "potential," "target," "believe," "commit," "intend," "continue," "may," "would," "could," "should," "project," "projected," "positioned" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. These statements are not guarantees of any event or future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis at the time expressed, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished and the Company disclaims any duty to update such statements. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

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For Press Inquiries Contact: press@exar.com

For Investor Relations Contact: investorrelations@exar.com, or

Laura J. Guerrant-Oiye, Guerrant Associates
Phone: (510) 668 7201